                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                      LINCOLN NATIONAL INCOME FUND, INC.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid: N/A

  (2) Form, Schedule or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

Notes:

                      LINCOLN NATIONAL INCOME FUND, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605 on Friday, April 24, 1998 at 11:00 A.M. CDT, for the following purposes.

  1. To elect nine directors.

  2. To ratify or reject the selection of Coopers & Lybrand, L.L.P., as independent auditors for the fiscal year ending December 31, 1998.

  3. To transact such other business as may properly come before the meeting or any adjournments.

  Stockholders of record at the close of business on February 27, 1998 are entitled to vote at the meeting.

                                          By order of the Board of Directors,

                                          LOGO
                                          Cynthia A. Rose
                                          Secretary

March 24, 1998

                            YOUR VOTE IS IMPORTANT

  TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                      LINCOLN NATIONAL INCOME FUND, INC.
                             200 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802

                                PROXY STATEMENT

         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 24, 1998

  The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 24, 1998 at 11:00 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, or at any adjournment of that meeting. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A STOCKHOLDER UPON REQUEST MADE TO MR. DAVID HUMES, 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, 1-800-237-2920.

  A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

  Stockholders of record at the close of business on February 27, 1998 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 6,925,272 shares of Common Stock and 40,000 shares of Variable Term Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the meeting.

  This proxy statement and accompanying proxy card are being mailed on or about March 24, 1998. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln Investment Management, Inc. (formerly named Lincoln National Investment Management Company), the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, First Chicago Trust Company of New York. In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $7,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

  The Fund's investment advisor is Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, Indiana 46802.

                             ELECTION OF DIRECTORS

                               (PROPOSAL NO. 1)

  At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Pursuant to the Fund's Articles of Incorporation, seven of the directors will be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock, voting as a single class. Two directors will be elected solely by the holders of the shares of Preferred Stock. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.

  Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below.

  Each of the nominees except Thomas L. Bindley is currently a director of the Fund. Each of the nominees has consented to be a nominee and to serve as a director if elected.

  In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute as the Board of Directors may select.

                                                                    SHARES OF
                                                                   COMMON STOCK
                                                                   BENEFICIALLY
                                                                     OWNED AT
NAME, AGE, POSITION WITH THE FUND, BUSINESS EXPERIENCE DURING THE  DECEMBER 31,
                PAST FIVE YEARS AND DIRECTORSHIPS                     1997A*
-----------------------------------------------------------------  ------------
DIRECTORS TO BE ELECTED BY HOLDERS OF COMMON STOCK AND PREFERRED
 STOCK
THOMAS L. BINDLEY (54), Executive Vice President and Chief Finan-          0
 cial Officer (since April 1992) of Whitman Corporation, a For-
 tune 200 company which operates Pepsi-Cola General Bottlers, Mi-
 das International and Hussmann Corporation; Director of Junior
 Achievement of Chicago; Director of CYCLE; Chairman, Graduate
 Advisory Board of Georgetown University School of Business.
ADELA CEPEDA (39), Director (since 1992) of the Fund; President,       1,209
 A.C. Advisory, Inc. (May 1995--present); Managing Director and co-founder of Abacus Financial Group, Inc. (July 1991--May
 1995); Director and Vice President of Harvard Club of Chicago
 (since 1986); Commissioner of Chicago Public Building Commission
 (since March 1992); Director of Lincoln National Convertible Se-
 curities Fund, Inc.
ROGER J. DESHAIES (48), Director (since 1992) of the Fund; Senior      2,328
 Vice President--Finance (1990--present) of Parkview Health Sys-
 tem, Fort Wayne, Indiana; Director of Hospital Laundry Services,
 Inc. (since 1995); President and Chairman of Hospital Laundry
 Services, Inc. (February 1993--February 1995); Director of Sig-
 nature Care, Inc. (since 1992); Director and Treasurer of Pine
 Valley Country Club (since 1993); Director of Lincoln National
 Convertible Securities Fund, Inc.
CHARLES G. FREUND (74), Director (since 1972) of the Fund; Chair-     24,433
 man Emeritus of the Board of Directors, Success National Bank at
 Lincolnshire (since 1991); Director of Lincoln National Convert-
 ible Securities Fund, Inc. and Mathers Fund, Inc.
H. THOMAS McMEEKIN** (44), President (since May 1994) and Direc-       2,518
 tor (since 1990) of the Fund; Executive Vice President and Chief
 Investment Officer (since May 1994), prior thereto Senior Vice
 President (November 1992--May 1994) of Lincoln National Corpora-
 tion; President and Director (June 1995--November 1996) of Lin-
 coln National Investment Companies, Inc.; President (since May
 1994), and Director (since May 1991) of Lincoln Investment Man-
 agement, Inc. (formerly called Lincoln National Investment Man-
 agement Company); President (since May 1994) and Director (since
 1990) of Lincoln National Convertible Securities Fund, Inc.;
 President and Chief Executive Officer (since June 1994) and Di-
 rector (since June 1992) of Lincoln National Mezzanine Corpora-
 tion; Director (since November 1994) of The Lincoln National
 Life Insurance Company; Director of Delaware Management Hold-
 ings, Inc., Lincoln National Investment Companies, Inc., Lynch &
 Mayer, Inc. (June 1995--November 1996) and Vantage Global Advi-
 sors, Inc.
DANIEL R. TOLL (70), Director (since 1976) of the Fund; Corporate      4,685
 and Civic Director of Brown Group Inc. and Director of A.P.
 Green Industries, Inc., Mallinckrodt Inc., Lincoln National Con-
 vertible Securities Fund, Inc., Kemper National Insurance Compa-
 nies and NICOR, Inc.

                                                                   SHARES OF
                                                                  COMMON STOCK
                                                                  BENEFICIALLY
                                                                    OWNED AT
 NAME, AGE, POSITION WITH THE FUND, BUSINESS EXPERIENCE DURING    DECEMBER 31,
             THE PAST FIVE YEARS AND DIRECTORSHIPS                   1997A*
 -------------------------------------------------------------    ------------
ANN L. WARNER** (46), Vice President (since 1988) and Director          200
 (since 1995) of the Fund; Vice President and Director of Risk
 Management (since November 1997); prior thereto Senior Vice
 President and Director of Portfolio Management (May 1994--No-
 vember 1997); prior thereto Vice President and Portfolio Man-
 ager (March 1991--May 1994) of Lincoln Investment Management,
 Inc.; Director, Lincoln National Convertible Securities Fund,
 Inc.
DIRECTORS TO BE ELECTED BY HOLDERS OF PREFERRED STOCK
RICHARD M. BURRIDGE (68), Director (since 1972) of the Fund;         19,247
 Chairman (since September 1996), prior thereto President (March
 1986--September 1996) of The Burridge Group, Inc. (investment management); Director of Cincinnati Financial Corporation and
 Lincoln National Convertible Securities Fund, Inc.; Chairman of
 the Board of Fort Dearborn Income Securities, Inc.
THOMAS N. MATHERS (83), Director (since 1973) of the Fund; self-      3,333
 employed financial consultant; Vice President and Director of
 OFC Meadowood Retirement Community (since 1989); Director of
 Lincoln National Convertible Securities Fund, Inc.

--------
(a) The shares beneficially owned by each of the directors do not exceed 1.0% of the outstanding shares of Common Stock of the Fund.
* Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Ms. Cepeda include 411 shares held in trust. The shares listed for Mr. Freund include 988 shares held by his wife. The shares listed for Mr. McMeekin include 200 shares held in trust. The shares listed for Mr. Deshaies include 1,066 shares held in trust. No director owns any shares of Preferred Stock.

** These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary, and Ms. Warner is an executive officer of the Advisor. Both Mr. McMeekin and Ms. Warner acquired shares of common stock of Lincoln National Corporation in the ordinary course during 1997, but those transactions involved substantially less than 1.0% of the outstanding shares of the common stock of Lincoln National Corporation.

  As of December 31, 1997, the directors and officers of the Fund as a group (12 persons/1/) beneficially owned 60,667 shares, representing less than 1.0% of the shares of Common Stock outstanding.

  The members of the nominating, audit and joint transactions committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial
--------
/1/ Includes director Fred Young, who is not standing for reelection this year.

operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the joint transactions committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Fund's investment advisor are also investing. The Board of Directors met five times during the year ended December 31, 1997. In addition, the joint transactions committee met seven times, the nominating committee met twice and the audit committee met twice.

  During the year ended December 31, 1997, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend.

  The executive officers of the Fund, other than as shown above, are: David A. Berry (52), Vice President since 1992; David C. Fischer (40), Vice President since February 1995; and David G. Humes (41), Vice President since 1993, Controller since 1993 and Treasurer since 1997. Mr. Berry has been a Vice President of the Advisor since January 1987. Mr. Fischer has been a Vice President of the Advisor since 1992. Prior thereto, he was an Assistant Vice President of the Advisor (1988-1992). Mr. Humes has been Director of Regulated Investment Companies since August 1993. Prior thereto, he was Director of Strategic Planning and Budgeting for the Annuities Division of The Lincoln National Life Insurance Company (1986--August 1993). The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS AND OFFICERS

  The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $8,000 per year, a $500 fee for attendance at each Board meeting, a $250 fee for attendance at each joint transactions committee meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers. In addition, the Fund provides no pension or retirement benefits to its directors and officers.

  The following table shows compensation for the independent directors for the year ended December 31, 1997:

                                              YEAR ENDED DECEMBER 31, 1997
                                              --------------------------------
                                                                    TOTAL
                                                                 COMPENSATION
                                                AGGREGATE       FROM FUND AND
                                               COMPENSATION      FUND COMPLEX
                                                 FROM THE          PAID TO
NAME                                             FUND(1)         DIRECTORS(2)
----                                          --------------    --------------
Richard M. Burridge..........................   $       11,000    $       20,000
Adela Cepeda.................................           11,750            21,250
Roger J. Deshaies............................           12,250            21,750
Charles G. Freund............................           11,250            20,250
Thomas N. Mathers............................           12,250            21,750
Daniel R. Toll...............................           11,750            21,250
Fred J. Young(3).............................           12,250            21,750

--------
(1) Includes the director's fee of $8,000 per year, a $500 fee for attendance at each board meeting and a $250 fee for each joint transactions committee meeting attended.
(2) Each of the independent directors is also a director of Lincoln National Convertible Securities Fund, Inc. This information represents the aggregate directors' fees paid to the individual by both Funds.
(3) Mr. Young is not standing for re-election this year.

                       SELECTION OF INDEPENDENT AUDITORS

                               (PROPOSAL NO. 2)

  The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected Coopers & Lybrand, L.L.P. ("Coopers & Lybrand") as auditors for the Fund for the fiscal year ending December 31, 1998, and the stockholders are asked to ratify this selection. Coopers & Lybrand has served as independent auditors of the Fund since 1993.

  A representative of Coopers & Lybrand will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

  Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                        VOTE "FOR" THIS PROPOSAL NO. 2

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Fund's executive officers, directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Advisor are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal 1997 the filing requirements applicable to the above-mentioned persons were met.

                        DATE FOR STOCKHOLDER PROPOSALS

  Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy must be in proper form and must be received on or before November 24, 1998. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matter or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.

                                          LOGO
                                          Cynthia A. Rose
                                          Secretary

Dated: March 24, 1998

            YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

P R O X Y

                       LINCOLN NATIONAL INCOME FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  COMMON STOCK

The undersigned, hereby acknowledges receipt of the Proxy Statement and ap-points Ann L. Warner, H. Thomas McMeekin and Cynthia A. Rose and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held on Friday, April 24, 1998, and to vote all the Fund's common stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their dis-cretion, the Proxies may vote upon any other business that properly comes be-fore the meeting.

If your address differs from that appearing hereon, please advise The First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500, of your correct address.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                 -----------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                 -----------

-----------------------------------------------------------------------------
Please mark votes as in this example. [X]                                2536
                                                                         ----
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

-----------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS.
   FOR [_]   WITHHELD [_]

   For all nominees except as listed above

   ---------------------------------------

   Nominees: A. Cepeda, R. Deshaies, C. Freund, T. McMeekin, D. Toll, A. Warner and T. Bindley

 2. RATIFICATION OF THE SELECTION OF AUDITORS.
    FOR [_]   AGAINST [_]   ABSTAIN [_]

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

    MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [_]

    IMPORTANT: Please sign ex-actly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
   SIGNATURE(S)         DATE

P R O X Y
                       LINCOLN NATIONAL INCOME FUND, INC.

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

                         VARIABLE TERM PREFERRED STOCK

The undersigned, hereby acknowledges receipt of the Proxy Statement and ap-points Ann L. Warner, H. Thomas McMeekin and Cynthia A. Rose and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held on April 24, 1998, and to vote all the Fund's variable term preferred stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their dis-cretion, the Proxies may vote upon any other business that properly comes be-fore the meeting.

If your address differs from that appearing hereon, please advise First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500, of your correct address.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------
--------------------------------------------------------------------------------

Please mark votes as in this example. [X]                                   2536
                                                                            ----

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS.
   FOR [_]   WITHHELD [_]

   For all nominees except as listed above

   -----------------------------------------------------------------------------

   Nominees: R. Burridge, A. Cepeda, R. Deshaies, C. Freund, T. Mathers,
   T. McMeekin, D. Toll, A. Warner and T. Bindley


2. RATIFICATION OF THE SELECTION OF AUDITORS.
   FOR [_]   AGAINST [_]   ABSTAIN [_]

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [_]

   IMPORTANT: Please sign ex-actly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   SIGNATURE(S)         DATE